UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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The National Security Group, Inc.

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661 East Davis Street, Elba, Alabama 36323

Notice of Annual Meeting of Stockholders
May 17, 2013

 To the Stockholders of The National Security Group, Inc.:

Notice is hereby given of the Annual Meeting of Stockholders of The National Security Group, Inc., a Delaware corporation (the "Company"), to be held at the principal executive offices of the Company, 661 East Davis Street, Elba, Alabama, on Friday, May 17, 2013, at 10:00 a.m. for the purpose of considering and acting upon the following:

1.	The election of three (3) members to the Board of Directors to serve three-year terms until their successors are duly elected and qualified (Proposal One);

2.	To ratify selection of independent auditors (Proposal Two);

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in this proxy statement (Proposal Three);

4.	To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on executive compensation (Proposal Four);

5.	The transaction of such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The close of business on March 15, 2013, has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders. Stockholders are cordially invited to attend the Annual Meeting in person.

In addition to voting by proxy, you may use the internet to transmit your voting instructions. Online voting is available at www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 16, 2013. Telephone voting is available by calling 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 16, 2013. Have your proxy card in hand when you call and then follow the instructions.

The Company's Proxy Statement is submitted herewith, together with the Annual Report for the year ended December 31, 2012, and is also available in the “Investors” section of our website at www.nationalsecuritygroup.com. You may also request a copy through www.proxyvote.com using your Control Number.

BY ORDER OF THE BOARD OF DIRECTORS

Elba, Alabama	Laura Williams Jordan
April 5, 2013	Secretary

Your Vote is Important
Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Early submittal of your proxy will not prevent you from voting your shares in person if you desire to attend, as your proxy is revocable at your option.

661 East Davis Street, Elba, Alabama 36323

Proxy Statement
For Annual Meeting of Stockholders
May 17, 2013

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The National Security Group, Inc. (the “Company”), to be voted at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Central Time) on May 17, 2013, at the Conference Center located adjacent to the principal executive offices of the Company, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (“Annual Meeting”). Any reference to “the Group” or any use of the terms “Company,” “we,” “us” or “our” in this proxy statement refers to The National Security Group, Inc. This proxy statement, dated April 5, 2013, is being mailed to holders of the Company common stock on or about March 15, 2013.

At the Annual Meeting, the stockholders of the Company will vote on matters noted in the proxy. If the enclosed proxy is properly signed and returned, your shares will be voted on all matters that properly come before the Annual Meeting for a vote. If instructions are specified in your signed proxy with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are so specified, your shares will be voted "FOR" the election of the persons nominated as directors in the proxy statement ,“FOR” the ratification of selection of independent auditors,“FOR” the approval of the compensation of of the Company's named executive officers as disclosed in this proxy statement and a vote of "EVERY 1 YEAR" with respect to the frequency with which stockholders of the Company shall be entitled to have an advisory vote on executive compensation. So far as is now known, there is no business to be acted upon at the Annual Meeting other than as set forth above, and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other appropriate matters are duly brought before the Annual Meeting, the persons appointed as proxy agents will have discretion to vote or act thereon according to their own judgment.

Whether or not you attend the Annual Meeting, your vote is important. Accordingly, you are asked to sign and return the accompanying proxy, regardless of the number of shares you own. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. Shares of common stock represented by a properly executed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power or (iii) the record holder has indicated that it does not have authority to vote such shares on the matter) generally will be treated as present for the purposes of determining a quorum. The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the election of the nominees to the Board of Directors. With respect to this matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which brokers would hold authority, a broker non-vote will have no effect on the vote.

A proxy may be revoked at any time prior to its exercise (i) by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by itself will not revoke a proxy.

Voting Securities and Securities Ownership

The Board of Directors has fixed the close of business on March 15, 2013, as the record date for the determination of stockholders who are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. On the record date, the Company had outstanding 2,466,600 shares of common stock, the holders of which are entitled to one vote per share. No shares of any other class of common stock are issued or outstanding. The Company has retained Broadridge Financial Solutions, Inc. to assist in the distribution of proxy materials and solicitation of votes. The Company bears all costs associated with the distribution and solicitation.

Proposal One: Directors are elected by a plurality of the votes cast at the Annual Meeting on this proposal, and the three nominees who receive the most votes will be elected. Your vote is important. Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. Early submittal of your proxy will not prevent you from voting your shares in person if you desire to attend, as your proxy is revocable at your option.

Your brokerage firm or other nominee may not vote your shares with respect to Proposal One without specific instructions from you as to how to vote with respect to the election of each of the four nominees for director, because election of directors is not considered a “routine” matter under the NASDAQ rules. Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the election of directors.

Proposal Two: To be approved, this proposal must receive an affirmative majority of the total votes cast “FOR” and “AGAINST” this proposal at the meeting. Proposal Two is considered a “routine” matter under the NASDAQ rules and, therefore, brokerage firms and nominees that are members of the NASDAQ have the authority under those rules to vote their customers' unvoted shares on Proposal Two if the customers have not furnished voting instructions within a specified period of time prior to the Meeting.

Proposal Three: To be approved, this proposal must receive an affirmative majority of the total votes cast "FOR" and "AGAINST" this proposal at the meeting without regard to broker non-votes or abstentions.

Proposal Four: To be approved, this proposal must receive an affirmative majority of the total votes cast "FOR" and "AGAINST" this proposal at the meeting without regard to broker non-votes or abstentions.

Stock Ownership of Directors, Nominees and Executive Officers

The following table sets forth information with respect to the holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our common stock; (2) directors, nominees for director and executive officers; and (3) all directors and executive officers as a group. This information is as of the Record Date, except as otherwise indicated. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated.

Names	Number of Shares Owned	[1]	Percent of Common Stock
Carolyn E. Brunson**	389,175	[2]	15.78%
Fred Clark, Jr.	121,077	[5]	4.91%
Winfield Baird	118,409		4.80%
W. L. Brunson, Jr.	79,146	[4]	3.21%
Jack E. Brunson	179,452	[3]	7.28%
Donald S. Pittman	41,648	[7]	1.69%
Mickey L. Murdock	23,285		*
James B. Saxon**	23,112		*
Brian R. McLeod	11,353		*
L. Brunson White	9,038		*
Fleming G. Brooks	13,550		*
Paul C. Wesch	7,372		*
Walter P. Wilkerson	6,834		*
Frank B. O'Neil	1,100		*

Directors and Officers (as a group, 16 persons including persons named above)	1,049,920	[6]	42.57%
* Less than 1%
** Director Emeritus (non-voting member of the board)
[1]For purposes of this table, an individual is considered to "beneficially own" any shares of the Company if he or she directly or indirectly has or shares (i) voting power, which includes power to vote or direct voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. All amounts include stock held in a spouse's name.

[2]Includes stock held in Brunson Properties, a partnership (W.L. Brunson Estate), Carolyn E. Brunson and W. L. Brunson, Jr., Managing Partners.
[3]Includes 45,641 shares held in Jack R. Brunson Estate and 90,907 shares held in Edna A. Brunson Estate.
[4]Includes 67,540 shares held by the Jerry B. Brunson Marital Trust and the Jerry B. Brunson Family Trust. Sara B. Brunson and W. L. Brunson, Jr. co-trustees. W. L. Brunson, Jr. disclaims beneficial ownership of these shares.

[5]Includes 119,877 shares held in Trust by Clark’s Investment Group, Ltd.
[6]Includes 36,140 units held in 401-K plan.
[7]Includes 30,000 shares held by the JE and Marjorie B. Pittman Family Trust. John E. Pittman, III and Donald S. Pittman co-trustees.

On January 18, 2013, the Board of Directors of National Security Group, Inc. adopted the recommendation of its Compensation Committee that established a stock ownership target for Independent Directors of 3,000 shares or an amount of shares equal to three years' annual Board cash compensation, whichever amount of shares is greater. The stock ownership target is intended to encourage Director ownership of National Security Group, Inc. common stock so as to further align the interests of the Independent Directors with the shareholders. Directors will obtain, then maintain, this level of stock ownership within their first three years of Board service, or within two years from the enactment of this policy.

Proposal One: Election of Directors

The Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The term of each director is three years, and the terms are staggered to provide for the election of one class of directors each year. At the Annual Meeting, our stockholders will elect three directors to hold office until the 2016 Annual Meeting and until their respective successors have been duly elected and qualified. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the following directors, to serve again as directors until the 2016 Annual Meeting and until their respective successors have been duly elected and qualified:

Frank B. O'Neil, 59
Frank B. O'Neil is the Senior Vice President, Corporate Communications and Investor Relations and Assistant Corporate Secretary of ProAssurance Corporation (NYSE: PRA) of Birmingham, Alabama.  He is a member of National Investor Relations Institute, the American Society of Corporate Secretaries and is a former member and chairman of the Board of Directors of the Alabama Insurance Planning Commission.  Mr. O'Neil currently serves a Chairman of the Rating Agency Liaison Committee for the Physician Insurers Association of America, a group representing medical professional liability insurance companies. Mr. O'Neil has extensive knowledge of the insurance industry and regulation, financial reporting, investor communications, corporate governance, risk management and experience working with other public company boards.

Birmingham, Alabama
Term Expires 2013	NSEC Board and Board Committees	Meeting Attendance
Director since 2004	Board of Directors	5 of 5	100%
Independent	Compensation Committee	5 of 5	100%

Donald S. Pittman, 52 Audit Committee Chairman
Donald Pittman has been in the private practice of law since June of 1988, in Enterprise, Alabama.  He is a member of the Coffee County, State of Alabama and American Bar Associations.  The Board concluded that Mr. Pittman has extensive experience with real estate, corporate, tax and estate law as well as risk management, financial acumen and industry knowledge developed through his tenure as a director and service as Audit Committee Chairman.

Enterprise, Alabama
Term Expires 2013	NSEC Board and Board Committees	Meeting Attendance
Director since 2002	Board of Directors	5 of 5	100%
Independent	Audit Committee	6 of 6	100%

L. Brunson White, 56
L. Brunson White is a Principal and owner of Brunson White Advisors, LLC, a strategy and technology consulting company. Mr. White is retired from Energen Corporation (NYSE:EGM) where he worked as a senior executive. Mr. White worked for Energen Corporation for more than 33 years in the areas of planning, technology and business development. He has extensive technology and regulatory experience, having served as chief information officer of a highly regulated publicly traded company. Mr. White's risk management experience, financial acumen and industry knowledge have developed through his tenure as a director and member of the Audit Committee for The National Security Group, Inc.

Birmingham, Alabama
Term Expires 2013	NSEC Board and Board Committees	Meeting Attendance
Director since 2002	Board of Directors	5 of 5	100%
Independent	Audit Committee	6 of 6	100%

All of the Nominees are currently serving as Directors of the Company. Each nominee has indicated a willingness to continue to serve as a director. Should a nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that such proxy represents for the election of such other person as the Board of Directors may nominate on the recommendation of the Nominating Committee.

The persons named in the enclosed proxy intend to vote "FOR" the election of the Nominees unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the Nominees be unable to accept nomination or election (which the Board of Directors does not expect) or should any other vacancy have occurred in the Board, it is the intention of the persons named in the enclosed proxy to vote for the election of the person or persons whom the Board of Directors recommends.

The Board of Directors Unanimously Recommends a Vote "FOR" the Election of the Above Nominees as Directors.

Proposal Two: Ratification of Company Independent Auditors

The Audit Committee of the Board of Directors has selected Warren Averett, LLC as the Company's independent registered public accounting firm for the calendar year ending December 31, 2013, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of the firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Warren Averett, LLC as the Company's independent auditors is not required by the Company's by-laws or otherwise. However, the Board is submitting the selection of Warren Averett, LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum representing a majority of all outstanding shares of common stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Proposal Two is considered a “routine” matter under the NASDAQ rules, and therefore, brokerage firms and nominees that are members of the NASDAQ have the authority under those rules to vote their customers' unvoted shares on Proposal Two if the customers have not furnished voting instructions within a specified period of time prior to the Meeting.

The Board of Directors Unanimously Recommends a Vote “FOR” The Ratification of the Selection of Independent Auditors.

Independent Registered Public Accounting Firm's Fees

Aggregate fees for professional services rendered for the Company by Warren Averett, LLC during the years ended December 31, 2012 and 2011 were as follows:

Year Ended December 31	2012	%	2011	%
Audit Fees(1)	193,500	81%	300,840	84%
Audit-Related Fees(2)	2,068	1%	10,640	3%
Tax Fees(3)	33,770	14%	27,688	8%
All Other Fees(4)	9,919	4%	18,062	5%
Total	239,257	100%	357,230	100%

(1) Audit Fees were for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2012, and same period for the prior year as well as for the review of the Company's interim financial statements included in quarterly reports on Form 10-Q during the year ended December 31, 2012, and same period for the prior year. Audit fees for 2011 also include the re-audit of 2008 financial statements and amended 2009 Form 10-K.

(2) Audit-Related Fees were for professional services rendered in connection with disclosure research (2012 and 2011) and Alabama Department of Insurance examination requests (2011).
(3) Tax Fees were for tax related services and totaled approximately $33,770. The audit committee does not consider the tax related fees of $33,770 to impair the auditor's independence.
(4) All Other Fees were for out of pocket expenses.

Proposal Three: Advisory Vote Executive Compensation

Our Board of Directors is committed to promoting the best interests of our stockholders through excellence in governance. As part of that commitment and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing our stockholders with an opportunity to cast an advisory vote regarding the compensation of our named executive officers as presented in this proxy statement. The Compensation Committee, comprised of independent directors, establishes and recommends all of the compensation and benefits policies and actions for our named executive officers. The Company has included details regarding the compensation and benefits policies for our named executive officers in the Compensation, Discussion and Analysis (CD&A) portion of this proxy statement. As a Smaller Reporting Company, we are not required to provide CD&A; however, this information has been included to provided greater understanding of our policies and practices and to provide information to our stockholders to support an affirmative vote.

While the advisory vote on executive compensation is not binding, it will provide useful information to our Board and the Compensation Committee regarding our stockholders’ view of our executive compensation philosophy, policies and practices. Our Board is not required by law to take any action in response to our stockholders’ advisory vote on executive compensation; however, the Compensation Committee values our stockholders’ opinions and will take the results of the advisory vote into consideration when determining the future compensation arrangements for our named executive officers. To the extent there are significant negative advisory votes, we will consider the voting results and take them into consideration in making future decisions about our executive compensation program.

The approval of this proposal requires the affirmative vote of a majority of the shares voting on the matter at the 2013 annual meeting without regard to broker non-votes or abstentions.

The Board of Directors Unanimously Recommends a Vote “FOR” The Approval of the Compensation of the Company's Named Executive Officers for 2012 as Disclosed in this Proxy Statement

Proposal Four: Advisory Vote on Frequency of Advisory Approval of Executive Compensation

Our Board of Directors is also submitting a proposal for stockholder consideration as required under the Dodd-Frank Act that allows our stockholders to cast an advisory vote to indicate how often the advisory vote on executive compensation should occur. Under the Dodd-Frank Act, the advisory vote on executive compensation may occur once every one, two or three years. Under the applicable SEC regulations regarding this vote, our stockholders also have the option to abstain from voting on this matter. The Board has considered these options and recommends that you vote for an advisory vote on executive compensation that occurs each year.

The Board determined that an annual vote is the most appropriate option for the Company at this time because it will allow our stockholders to evaluate our executive compensation every year. Therefore, our stockholders will be able to continually assess whether we are achieving our compensation philosophy and designing our executive compensation program in a manner that is in the best interests of the Company and its stockholders.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the stockholders' recommendation as to the frequency of future advisory votes on executive compensation. While this vote on the frequency of the advisory vote on executive compensation is non-binding, the Board and the Compensation Committee will consider the outcome of the vote when determining the frequency of the advisory vote on executive compensation. Stockholders are not voting to approve or disapprove of the Board's recommendation. Instead, the proxy card provides stockholders with four choices with respect to this proposal: one year, two years, three years or abstain from voting on the proposal.

We believe an annual stockholder advisory vote on executive compensation will serve both our company and our stockholders well by ensuring a direct alignment between executive compensation and financial performance results.

The Board of Directors Unanimously Recommends a Vote of
EVERY "1 YEAR” With Respect to the Frequency with which Stockholders of the Company shall be Entitled to Have an Advisory Vote on Executive Compensation

Board of Directors
In 1990, National Security Insurance Company was reorganized as a holding company system pursuant to a plan of exchange whereby The National Security Group, Inc., (the "Company"), became the holding company for National Security Insurance Company (NSIC), and its prior subsidiaries: National Security Fire & Casualty Company (NSFC), and NATSCO, Inc. ("NATSCO"). Subsequently Omega One Insurance Company (“Omega One”) was formed as a wholly owned subsidiary of NSFC. References to tenure with the Company (in the following biographical section) include the individual's tenure with NSIC prior to the reorganization. Director ages for nominees and current directors are at December 31, 2012. In addition to the persons who are standing for re-election as directors (whose biographical information is included in Proposal One above), the following is a biographical summary of our other directors:

Winfield Baird, 80 Chairman of the Board
Winfield Baird is a Chartered Financial Analyst and retired financial advisor with Baird Financial Management in Birmingham, Alabama.  He previously served as President of Investment Counselors of Alabama, Inc.  He was formerly a partner and manager at the Birmingham office of J. C. Bradford & Company.  Mr. Baird has extensive leadership experience as board chairman, financial acumen, risk management and investment management and regulatory knowledge developed through his experience as an investment advisor.

Birmingham, Alabama
Term expires 2015	NSEC Board and Board Committees	Meeting Attendance
Director since 1964	Board of Directors	5 of 5	100%
Independent	Nominating Committee	1 of 1	100%
	Executive Committee	None during 2012

Fleming G. Brooks, 67 Nominating Committee Chairman
Fleming G. Brooks is Chairman of the Board of Brooks Peanut Company, Inc. of Samson, Alabama and various affiliates of that Company.  He either serves currently or has served in the past, in various positions with associations of the agricultural community.  Mr. Brooks has extensive executive management and leadership experience having served as chairman and CEO of a diversified privately held agribusiness entity and industry knowledge developed through his tenure as a director.

Samson, Alabama
Term expires 2015	NSEC Board and Board Committees	Meeting Attendance
Director since 2004	Board of Directors	4 of 5	80%
Independent	Nominating Committee	1 of 1	100%
	Dividend Committee	3 of 4	75%

Jack E. Brunson, 56
Jack E. Brunson has served as a director since 1999 and as President of NSFC since 1997.  He also serves on the Boards of Directors of NSFC and Omega One.  He joined the Company in 1982.  Mr. Brunson has extensive leadership experience as president of an insurance subsidiary, financial acumen and risk management experience developed through his operational and director experiences, as well as extensive industry knowledge represented by his 29 year tenure with the Company and Chartered Property and Casualty Underwriter certification.

Elba, Alabama
Term expires 2015	NSEC Board and Board Committees	Meeting Attendance
Director since 1999	Board of Directors	5 of 5	100%
	Dividend Committee	4 of 4	100%

Walter Wilkerson, 65 Financial Expert
Walter Wilkerson is a certified public accountant and partner in the firm of Brunson, Wilkerson, Bowden & Associates, P.C. in Enterprise, Alabama.  He is also a member of the American Institute of Certified Public Accountants, Alabama Society of Certified Public Accountants and Florida Institute of Certified Public Accountants.  Mr. Wilkerson has extensive leadership experience as a managing partner, financial acumen and risk management experience developed through his experience in public accounting and involvement in business operations and planning.  He has been designated as the Audit Committee financial expert under NASDAQ listing standards, and has developed significant industry knowledge through his tenure as a director.

Enterprise, Alabama
Term expires 2015	NSEC Board and Board Committees	Meeting Attendance
Director since 1984	Board of Directors	5 of 5	100%
Independent	Audit Committee	6 of 6	100%
	Executive Committee	None during 2012

W. L. Brunson, Jr., 54 President/CEO
W. L. Brunson, Jr. has served as a director since 1999 and as President and Chief Executive Officer of the Company since  2000.  He holds the position of President of NSIC.  He joined the Company in 1983.  Mr. Brunson is a Director of NSFC, NATSCO, NSIC and Omega One.  Mr. Brunson is also a member of the Alabama State Bar.  Mr. Brunson has extensive knowledge of the insurance industry and regulation as well as significant experience in the areas of operations, corporate strategy, structure and law.

Elba, Alabama
Term Expires 2014	NSEC Board and Board Committees	Meeting Attendance
Director since 1999	Board of Directors	5 of 5	100%
	Executive Committee	None during 2012

Fred Clark, Jr., 52
Fred Clark, Jr. is currently President and Chief Executive Officer of Alabama Municipal Electric Authority in Montgomery, Alabama.  He was formerly Executive Director of The Electric Cities of Alabama and Executive Director of the Alabama Farmers Federation, President of Alabama Rural Electric Association of Cooperatives, Montgomery, Alabama, State Director for U. S. Senator Richard Shelby, Legislative Representative for National Rural Electric Cooperative Association and Legislative Assistant to U. S. Senator Howell Heflin.  Mr. Clark has extensive leadership skills, experience in government relations, experience in heavily regulated industry, financial acumen developed through his extensive executive and board experience, and has developed significant industry knowledge through his tenure as a director.

Matthews, Alabama
Term Expires 2014	NSEC Board and Board Committees	Meeting Attendance
Director since 1996	Board of Directors	5 of 5	100%
Independent	Compensation Committee	5 of 5	100%
	Nominating Committee	1 of 1	100%
	Executive Committee	None during 2012

Mickey Murdock, 70 Dividend Committee Chairman
Mickey Murdock has served as a director since 1976.  Mr. Murdock was appointed Mayor of Elba, Alabama in September 2011, to fill the unexpired term of the deceased mayor and was elected mayor in 2012. Mr. Murdock also serves as a Director of Power South, a provider of wholesale energy needs to 16 electric cooperatives and four municipal electric systems in Alabama and northwest Florida. Mr. Murdock retired from the Company in 2009 having served as Senior Vice President.  From 1982 to 2002, he served as Chief Financial Officer and Treasurer of the Company.  Prior to that time, he served as Vice President and Controller of the Company.  He joined the Company in 1970.  Mr. Murdock previously served as a Director of NSIC, NSFC, Omega One, and NATSCO.  Mr. Murdock is a Certified Public Accountant (retired).  Mr. Murdock has extensive knowledge of the insurance industry and regulation coupled with significant experience in operations, risk management, budgeting, financial reporting and investor communications.

Elba, Alabama
Term Expires 2014	NSEC Board and Board Committees	Meeting Attendance
Director since 1976	Board of Directors	5 of 5	100%
Independent	Dividend Committee	4 of 4	100%

Paul C. Wesch, 58 Compensation Committee Chairman
Paul Wesch currently serves on the Board of Directors and is General Counsel and Executive Vice President of The Mitchell Company, Inc., a southeastern real estate development firm in Mobile, Alabama.  He is a member of the Mobile County, State of Alabama and American Bar Associations.  Mr. Wesch has extensive executive experience, knowledge of corporate governance, real estate development, corporate and real estate law.

Mobile, Alabama
Term Expires 2014	NSEC Board and Board Committees	Meeting Attendance
Director since 2002	Board of Directors	5 of 5	100%
Independent	Compensation Committee	5 of 5	100%

Director Compensation

The Compensation Committee periodically reviews levels of director compensation for non-employee directors of the Company. The goal of the compensation review is to provide a median level of director compensation relative to peer group companies to attract and retain individuals to provide independent oversight of management and bring diverse business ideas in order to provide input into strategic plans and objectives of the organization.

Non-employee directors are currently paid an annual base retainer of $23,000. Reflecting the additional workload of their oversight duties and Committee assignments, the Chairman of the Board of Directors is paid an additional $7,000 per year ($30,000 in total); Audit Committee members are paid an additional $4,000 per year ($27,000 in total) and its Chairman is paid an additional $5,000 per year ($28,000 in total); Compensation Committee members are paid an additional $2,000 per year ($25,000 in total) and its Chairman is paid an additional $3,000 per year ($26,000 in total).  Prior to 2012, these retainers were generally paid in equal quarterly installments.

During 2012, non-employee directors voted to forgo director fees payable for the third and fourth quarters. Directors felt it necessary to take cost reduction measures as the Company works towards controlling cash expenditures and to further align interests with stockholders. Directors also requested the Compensation Committee review the current compensation structure, payment methods and amounts. The review resulted in substantial revisions in form and structure of director compensation.

Beginning in 2013, Directors may elect to receive 50% or more of their compensation in Company stock pursuant to the 2009 Equity Incentive Plan. Directors may choose to receive up to 50% of their compensation in cash and retain the ability to defer compensation. A one time award of 1,000 shares was authorized to be made to each non-employee director on January 18, 2013. In addition to the change in structure, an Anti-Hedging Policy was adopted and will be added to the Code of Conduct. The policy states that: No employee of National Security Group, Inc. or any of its subsidiary companies, nor any member of the National Security Group, Inc. Board of Directors may purchase financial instruments (including, but not limited to: prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of the common stock of National Security Group, Inc. This policy is designed to further align the financial interests of employees and directors with the financial interests of National Security Group, Inc. shareholders.

Directors are required to attend at least 75% of the total of all Board of Directors meetings and Committee meetings for any consecutive twelve-month period. If this attendance standard is not met, the Director's retainer for the following twelve-month period will be proportionately reduced. Full reimbursement is provided for travel expenses associated with Board or Committee meetings or other Company functions.

Directors may annually elect to defer compensation into a non-qualified deferred compensation plan (NQDC). Participants in the NQDC plan may select from a group of externally managed investment options. The Company also does not guarantee returns for any component of funds deferred in the NQDC plan.

Director Compensation Table
Name	Fees Earned or paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation	All Other Compensation	Total
Winfield Baird	23,200	—	—	—	3,311	—	26,511
Fleming G. Brooks	19,700	—	—	—	12,631	—	32,331
Fred Clark, Jr.	20,700	—	—	—	163	—	20,863
Mickey L. Murdock	19,700	—	—	—	7,298	—	26,998
Frank B. O'Neil	20,700	—	—	—	19,358	—	40,058
Donald S. Pittman	22,200	—	—	—	357	—	22,557
Paul C. Wesch	21,200	—	—	—	6,056	—	27,256
L. Brunson White	21,700	—	—	—	—	—	21,700
Walter P. Wilkerson	21,700	—	—	—	13,327	—	35,027

The Company currently only has one equity compensation plan which was approved by security holders at the 2009 Annual Shareholders Meeting. The following table sets forth securities authorized for issuance under the Company's equity compensations plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	200,000
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	200,000

Selection of Directors

The Board of Directors is responsible for management oversight, and its goal is to assemble a board that works cohesively and that constructively challenges and questions management. The Nominating Committee Charter sets forth the following guidelines for Board membership:

•	Experience as a board member of another publicly traded corporation

•	Experience in industries or with technologies relevant to the Company

•	Experience in accounting or financial reporting

•	Other such professional experience as the Nominating Committee shall determine to qualify an individual for Board Service
It is the goal of the Nominating Committee to ensure that the Board and its Committees include independent directors as promulgated by NASDAQ and the Securities and Exchange Commission. Directors shall exercise good business judgment and even temperament. Directors shall exhibit high ethical standards. Directors shall also be independent thinkers with the intelligence to articulate their thoughts and opinions in a constructive manner. As stated in the Nominating Committee's Charter, it is the Company's policy to not discriminate on the basis of race, gender or ethnicity and the board is supportive of any qualified candidate who would also provide the board with more diversity. The Board has not adopted any policy on diversity with respect to its directors, but seeks a balance of experience among the directors so that the Board as a whole has experience and training from various disciplines and industries.

To review the charter of the Nominating Committee in its entirety, please visit:

http://www.nationalsecuritygroup.com/public/Investors/NominatingCommitteeCharter.aspx

Board Leadership Structure and Risk Oversight

While the By-Laws and corporate governance policy do not require that the Chairman and Chief Executive Officer positions be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company at this time. Currently, the Board is comprised of nine independent directors, two employee directors and two non-voting directors emeritus. Independent directors and management have different perspectives and roles in strategy development. The Company does not have a lead independent director as the current board chairperson is an independent director. Independent directors bring experience, oversight and expertise from outside the organization, while employee directors bring industry experience and expertise.

Management is responsible for the day-to-day management of risks, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. Executive Officers are present at every board meeting and most committee meetings and are available to address any questions or concerns raised by the directors regarding risk management and any other matters. In addition, executive officers present information regarding the Company's operations, including associated risks and mitigation measures at each Board meeting. The Audit Committee lends support to the Board of Directors in reviewing the Company's consideration of material risks and overseeing the Company's management of material risks.

Corporate Governance

The system of governance followed by the Company is codified in the Policy on Corporate Governance, Senior Financial Officers' Code of Ethics and the charters of the Nominating and Audit Committees of the Board of Directors. The guidelines provided in these documents are intended to give surety that the Board will have the necessary power and practices in place to review and evaluate the Company's business operations and to make decisions that are independent of the Company's management.

The corporate governance documents, including committee charters, are reviewed periodically and updated when necessary to reflect changes in practice and regulatory requirements. The Board has five committees: an Audit Committee, a Compensation Committee, a Dividend Committee, a Nominating Committee and an Executive Committee. The corporate governance policy, Nominating Committee Charter, Audit Committee Charter and code of ethics are posted on the Company's website at www.nationalsecuritygroup.com/public/Investors/Governance.aspx. If you would like to receive a copy of the corporate governance documents, send your request in writing to The National Security Group, Inc., Office of the Corporate Secretary, 661 East Davis Street, Elba, Alabama 36323.

Meetings and Executive Sessions of the Board

The Board of Directors holds regularly scheduled quarterly meetings. During the last full calendar year, the Board of Directors of the Company held four regularly scheduled meetings and one scheduled meeting related to the Mobile Attic litigation. The Board also had two special called informational sessions with corporate counsel related to the Mobile Attic litigation prior to settlement. Executive sessions of independent directors followed each regularly scheduled board meeting. All directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during calendar year 2012. The Company has not adopted a formal policy regarding Board members' attendance at the Company's annual stockholder meetings; however, the Company encourages all Board members to attend the annual stockholder meetings. Each of the Company's directors attended the 2012 Annual Meeting of Stockholders.

The following provides a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants at its discretion when it is believed the services of said persons are necessary to carry out the committee's responsibilities. The Board of Directors has determined that each member of each committee meets the standards of independence under the NASDAQ listing standards.

Committees of the Board

Compensation Committee
The primary responsibilities of the Compensation Committee include: responsibility for recommending officers, setting the salaries of officers, setting fees for directors, approval of officer bonuses and presenting such information to the Board of Directors for full consideration.

Audit Committee
The Audit Committee assists the Board in its supervisory function, specifically in the oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. Responsibilities include overseeing the Company's internal accounting function, as well as compliance with applicable legal, ethical and regulatory requirements. The Committee is also charged with the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm. The Committee has confidence in the expertise and knowledge of management and the independent registered public accounting firm. The Committee relies on management and the independent registered public accounting firm in carrying out the duties with which it is charged. The Committee's duties are described in detail in the Audit Committee Charter. The Audit Committee made revisions to its charter during 2012 to more clearly reflect the Committee's responsibility for monitoring the Company's risk management process. A copy of the charter is attached. The Board has designated Walter P. Wilkerson as the audit committee financial expert as defined by the Securities and Exchange Commission rules.

Dividend Committee
The key responsibility of the Dividend Committee is to determine the amount of dividends paid to stockholders and recommend such payments for consideration to the full Board.

Nominating Committee
The key responsibilities of the Nominating Committee are to determine the slate of director nominees for election to the Company's Board of Directors and identify and propose candidates to fill vacancies occurring between annual stockholder meetings. No procedure has been established by the committee for considering nominations by the stockholders.

Executive Committee
The Executive Committee is empowered by the By-Llaws to act with the authority of the full board when necessary should events arise in which the full board is unavailable. There have been no meetings of the Executive Committee.

Independent Directors

The Board evaluates the independence of each director in accordance with applicable laws and regulations, the listing standards of the NASDAQ Stock Market and the standards set forth in the Policy on Corporate Governance. The Board has determined that the following directors are considered independent based on the aforementioned guidelines: Winfield Baird, Fleming G. Brooks, Fred Clark, Jr., Frank B. O'Neil, Donald S. Pittman, Paul C. Wesch, L. Brunson White and Walter P. Wilkerson. Director Mickey Murdock, former COO of The National Security Group, Inc. obtained independent director status in February 2013.

Stockholder Communications with Directors

A stockholder who would like to communicate directly with the Board, a committee of the Board, the non-employee directors as a group or with an individual director, should send the communication to:

The National Security Group, Inc.
Office of the Corporate Secretary
Board of Directors [or committee name, the non-employee directors as a group or director's name, as appropriate]
661 East Davis Street
Elba, Alabama 36323

All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board on a periodic basis.

Certain Relationships and Related Transactions

The family relationships, not more remote than first cousin, which exist among the directors and nominees as of December 31, 2012, are as follows:

W. L. Brunson, Jr., Donald S. Pittman and Jack E. Brunson are first cousins. Mr. James Saxon (Director Emeritus) is the uncle of L. Brunson White. Mrs. Carolyn Brunson (Director Emeritus) is the mother of W. L. Brunson, Jr. See also the discussion under the heading "Compensation Committee Interlocks and Insider Participation."

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee of the Board of Directors believes its policies and procedures should remain flexible in order to: best react to changing conditions; ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements; and ensure that the corporate accounting and reporting practices of the corporation are of the highest quality. In carrying out its responsibilities, the audit committee pre-approves audit fees as well as reviews and approves the scope of the proposed audit, audit procedures and other services to be performed.

Compensation Discussion and Analysis

Executive Compensation

The primary oversight of the Company's executive compensation plan rests with the Compensation Committee of the Board of Directors, which is composed entirely of independent directors.

The primary objective of the Compensation Committee in setting compensation levels for executive officers is to enhance the Company's ability to attract and retain talented individuals for its executive positions by ensuring that we provide competitive benefits relative to our size and geographic location. The current compensation plan consists of three elements: base salary, short term cash incentive compensation and retirement benefits under a 401(k) plan and supplemental executive retirement plan (SERP). Base salaries are set by the Compensation Committee, including any annual increases, and are ratified by the independent directors. The Compensation Committee considers factors such as industry surveys, particularly focusing on those companies of similar size and business focus, individual performance and changes in job duties of named executives in any material adjustments in individual compensation levels.

The Compensation Committee reviews salary levels annually relative to the compensation of peer group executive officers. As part of our review, we utilize insurance industry executive compensation surveys, particularly those which provide composite information for the Company's applicable size category, as determined by annual insurance premium revenue. Due to other considerations such as geographic location of the Company, base compensation levels for the executive officers of the Company are typically at or below median levels for each of the applicable job classifications provided in the executive compensation surveys.

The objective of the bonus incentive plan provided to executive officers is to reward executives for financial performance on an annual basis and consists of two primary components. The first component is a fixed bonus percentage based on an absolute return on equity. The bonus percentages under this component range from 15% to 35% of base compensation for the CEO and 10% to 30% for other named executive officers. No bonus is paid under this component for a return on equity of less than 8%. The second component consists of a bonus percentage based on performance relative to a peer group of companies with the maximum bonus payable under this component being 50% of base compensation. The maximum bonus payable under both components of the plan is fixed at 70% of base compensation for the CEO and 60% for other named executive officers. The Compensation Committee reserves the right to withhold bonuses for the CEO or any named executive for personal performance during a year, regardless of the Company's overall performance. No bonuses will be paid for 2012.

Executive officers are covered by two primary retirement benefit plans. We offer a defined contribution 401(k) plan under which all employees may defer a portion of compensation, subject to IRS limits for 2012 of $17,500 per year and over age 50 "catch-up" contributions for 2012 of $5,500 per year. The Company will match employee deferrals on a dollar for dollar basis up to 5% of compensation. During 2012, the Company match paid to all executive officers totaled $27,451. We also provide a supplemental executive retirement plan (SERP) for our named executive officers. The Company contributes 15% of each executive's compensation under the terms of this plan; contributions are fully vested upon the earlier of death, disability, change in control, or ten years of participation in the plan. Payments under the SERP are payable following death, separation from service, or change in control. The benefits credited to participant accounts for 2012 totaled $80,549.

The Company also offers its executive officers and directors a non-qualified deferred compensation (NQDC) plan. Executives have the option of deferring up to 25% of base pay and 100% of bonus into the NQDC plan. Participants in the NQDC plan may select from a group of externally managed investment options, none of which contain equity components tied to Company stock performance. The Company also does not guarantee returns for any component of deferrals in the NQDC plan. The Compensation Committee may recommend to the Board of Directors, discretionary contributions to the NQDC plan for named executives; however, no such discretionary contributions were made for 2012.

The Company currently does not have a long-term incentive compensation plan or any stock based compensation arrangements for executive officers. These compensation arrangements, while not currently offered, may be considered by the Compensation Committee as a future element of executive compensation. Even though the Company does not currently offer long term incentive compensation or stock based compensation as a component of executive compensation, the Compensation Committee does believe that the long term interests of the executives are tied to the Company as the executive group and immediate family members of certain executives own, through various direct and indirect ownership arrangements, in excess of 25% of the total outstanding common stock of the Company.

We do not offer any perquisites to any of our executive officers with an aggregate value greater than $10,000.

All forms of executive compensation, with the exception of amounts deferred under NQDC plans and Company SERP contributions, are currently deductible by the Company under Federal Income Tax laws. The Compensation Committee does not believe that the deductibility limitations of Section 162(m) of the Internal Revenue Code of 1986 as amended applies to the Company as no individual of the Company received more than $1 million in compensation.

In January 2013, the Board of Directors adopted an anti-hedging policy for directors and employees. The Board also adopted, in January 2013, stock ownership targets for directors requiring their ownership of 3,000 shares or an amount of shares equal to three years' annual Board cash compensation, whichever amount of shares is greater within their first three years of Board service, or within two years from the enactment of this policy. Similar security ownership requirements for executive officers are currently under review, but are expected to be adopted sometime in 2013.

None of the executive officers are currently under written employment agreements or other written agreements providing for severance or change in control benefits other than immediate vesting of SERP plan balances under a change in control.

In accordance with the SEC's Smaller Reporting Company guidelines, the following table provides a summary of compensation for the President and CEO as well as the next two most highly compensated executive officers.

Summary Compensation Table
Name and Principle Position	Year	Salary	Bonus*	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Plan Compensation	All Other Compensation**	Total
William L. Brunson, Jr.	2012	210,000	—	6,457	—	—	22,724	46,516	285,697
President and CEO The National Security Group, Inc.	2011	210,000	—	—	—	—	3,583	45,710	259,293
	2010	210,000	—	—	—	—	19,467	46,953	276,420

Jack E. Brunson	2012	152,000	—	4,848	—	—	18,127	34,230	209,205
President, National Security Fire and Casualty	2011	152,000	—	—	—	—	1,842	34,275	188,117
	2010	152,000	—	—	—	—	15,447	32,960	200,407

Brian R. McLeod	2012	175,000	—	5,572	—	—	17,778	39,283	237,633
Vice President and CFO The National Security Group, Inc.	2011	175,000	—	—	—	—	6,054	38,460	219,514
	2010	175,000	—	—	—	—	12,647	38,538	226,185
*Bonus amounts are generally paid in April following the year in which the bonus is earned.
**"All Other Compensation" includes the following for W. L. Brunson, Jr. for the year 2012: contributions to the 401(K) Retirement Plan of $10,715, SERP contributions of $31,500 and other employee benefits of $4,301; J. E. Brunson total for the year 2012 includes: 401(K) Retirement Plan contributions of $7,782, SERP contributions of $22,800 and other employee benefits of $3,648; Brian R. McLeod total for the year 2012 includes: 401(K) Retirement Plan contributions of $8,954, SERP contributions of $26,249 and other employee benefits of $4,080.

Non-Qualified Deferred Compensation Table
Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/Distributions	Aggregate Vested Balance at Last FY
William L. Brunson, Jr.	—	31,500	22,724	—	115,215
Jack E. Brunson	—	22,800	18,127	—	118,852
Brian R. McLeod	—	26,249	17,778	—	83,682

Employee Benefits

All full-time employees are eligible to participate in the Company's 401(k) plan. The Company matches employee contributions $1 for $1 up to 5% of total compensation of an individual employee. The Company contributions are made at the end of each payroll period and allocated among the participants' plan accounts based on compensation received during the year for which the contribution is made. All Company matching contributions are 100% vested when contributed to the plan account. Benefits are generally payable only upon termination, retirement, disability or death.

The Company maintains a separate qualified Employee Stock Ownership Plan (ESOP) which enables its eligible employees to acquire a proprietary interest in the Company's common stock and to provide retirement and other benefits to such employees. All full-time employees are eligible to participate in the ESOP plan. During 2012, $100,000 was contributed to the ESOP to fund the purchase of shares on the open market. There were no costs incurred during 2011.

Report of Compensation Committee

The Compensation Committee provides this report, although not required by smaller reporting companies, as a matter of good corporate governance and accountability to our shareholders. The Compensation Committee is composed of independent directors, as defined by NASDAQ listing standards. The Committee was appointed by the Board and chartered to oversee the compensation of Company executives and directors and to review and approve all incentive compensation awarded by the Company.

Recommendations of the Compensation Committee: We have reviewed and discussed the Compensation Discussion and Analysis (CD&A) as required by Item 402(b) of Regulation S-K with the Company's management. Based on this review and these discussions, the Committee authorized the inclusion of the CD&A in the Company's 2012 Annual Report on Form 10-K and Proxy Statement to be filed in 2013.

This report has been furnished by the Compensation Committee of the Board of Directors.

Paul C. Wesch, Chairman
Frank B. O'Neil
Fred Clark, Jr.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is currently comprised of Paul C. Wesch, Fred Clark, Jr. and Frank B. O'Neil, all of whom are independent directors. The Committee members receive director fees as described in this proxy statement and do not receive any other compensation from the Company. During 2012, Paul C.Wesch's director compensation was $21,200, Fred Clark, Jr.'s director compensation was $20,700 and Frank B. O'Neil's director compensation was $20,700.

Audit Committee Report

The Audit Committee, currently consisting of three independent directors, assists the Board of Directors with fulfilling its oversight responsibilities for the integrity of the Company's financial statements, the financial reporting process, the system of internal controls and risk management, external audit process, independent registered public accounting firm's findings and recommendations, independence and performance, as well as the Company's process for monitoring compliance with laws and regulations.

The Audit Committee met six times in 2012 and reported a summary of its meetings periodically to the Board. The President, the Chief Financial Officer, and the Independent Auditor attended all regular meetings. Furthermore, the Audit Committee met separately with management and the Independent Auditor.

In 2012, in accordance with its charter, the Audit Committee reviewed the Company's annual and interim financial statements, including non-financial information, prior to publication thereof. It also assessed in its quarterly meetings the adequacy and appropriateness of internal control policies and internal audit programs and their findings.

In its 2012 meetings, the Audit Committee periodically reviewed matters relating to accounting policies, financial risks and compliance with accounting standards. Compliance with statutory and legal requirements and regulations, particularly in the financial domain, was also reviewed. Important findings, identified risks and follow-up actions were examined thoroughly in order to allow appropriate measures to be taken. These reviews included discussion with the independent registered public accountants of matters required to be discussed pursuant to the Statement on Auditing Standards No. 114, as amended (the Auditor's Communication with Those Charged with Governance), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The committee also discussed with Warren Averett, LLC, matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter to the committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the committee concerning independence. With regard to the independent audit, the Audit Committee reviewed the proposed audit scope, approach and fees, the independence of the independent registered public accounting firm, and non-audit services provided by the independent registered public accounting firm.

In 2012, the Audit Committee periodically discussed the company's policy on business controls and the Company's major areas of risk. The Audit Committee was informed on, discussed and monitored closely the company's internal control certification processes, in particular compliance with section 404 of the US Sarbanes-Oxley Act and its requirements regarding assessment, review and monitoring of internal controls. It also discussed tax issues, IT strategy, litigation and related provisions, geographical exposures and financing and liquidity of the company, as well as valuation and performance of investments and related impairments.

Based upon the Audit Committee's discussion with management and the Independent Auditor and the Audit Committee's review of the representation of management and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission.

Donald S. Pittman, Chairman
L. Brunson White
Walter P. Wilkerson

Company Performance

The following graph shows a five-year comparison of cumulative returns for the Company, the NASDAQ STOCK MARKET INDEX (U.S.) and NASDAQ Insurance Stocks Index. The cumulative total return is based on change in the year end stock price plus reinvested dividends for each of the periods shown.

	Period Ending
Index	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012
National Security Group, Inc.	100.00	35.87	72.12	83.41	62.57	63.39
NASDAQ Stock Market Index	100.00	60.02	87.24	103.08	102.26	120.42
NASDAQ Insurance Stocks	100.00	90.40	93.38	110.31	116.52	136.14
SNL Small Cap U.S. Insurance	100.00	67.85	68.06	85.41	82.06	98.53

Stock Ownership of Certain Beneficial Owners

The following table sets forth those persons who beneficially owned, as of December 31, 2012, five percent or more of the Company's common stock. Unless otherwise noted, each beneficial owner has sole voting and investment powers.

Name and Address	Amount and Nature of Beneficial Ownership of Company Stock		Percentage of Class
Brunson Properties, a partnership (W. L. Brunson Estate), Elba, Alabama 36323	366,445		14.86%
Jack E Brunson Elba, Alabama 36323	179,452	*	7.28%
* Includes 45,641 shares held in Jack R. Brunson Estate and 90,907 shares held in Edna A. Brunson Estate each with shared voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

The Federal Securities laws require the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's common stock. We have reviewed copies of these SEC reports as well as other records and information. Based on that review, we believe that information reported on 2013 Form 5's with respect to reports related to current year purchases of stocks were timely filed during 2012. There were 7 late reports related to the final installment payment from the discontinued directors' deferred compensation plan. This plan was frozen in 2004 with no additional amounts contributed with the exception of dividend reinvestment. All activity was frozen on February 28, 2012. The final installment due participating directors was paid in December 2012 with activity reported on Form 5's filed in February 2013. There was one late report related disposition of shares held in trust and to correct balances previously reported on Form 4.

Stockholders’ Proposals

In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy statement and proxy form for the Annual Stockholders’ Meeting to be held in 2014, the proposal must be received by the Company at its headquarters, 661 E. Davis Street, Elba, Alabama 36323, on or before December 5, 2013.  The Board of Directors will review any stockholder proposals that are filed to determine whether such proposals meet applicable criteria for inclusion in the 2014 Proxy Statement for consideration at the 2014 Annual Meeting.

Transfer Agent and Registrar

Registrar and Transfer Company is the Transfer Agent and Registrar for the Company’s common stock:

Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016

Investor Relations Department
1-800-368-5948
www.rtco.com

Annual Reports and Financial Statement

A copy of the Company's Annual Report to Stockholders for the calendar year ended December 31, 2012, accompanies this proxy statement. The Company maintains a website (www.nationalsecuritygroup.com). The National Security Group, Inc.'s Annual Reports to Stockholders, and/or a copy of the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to such reports that the Company files or furnishes pursuant to Section 13(a) of the Securities Exchange Act of 1934 are available through our internet website, free of charge, as soon as reasonably practical upon having been electronically filed or furnished to the Securities and Exchange Commission.

Other Matters

The Board of Directors of the Company does not know any other matters to be brought before the meeting. If any other matters, not now known, properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their judgment in such matters.
Important Notice Regarding Delivery of Stockholder Documents

Beneficial owners of Common Stock who share a single address may receive only one copy of the Notice of Internet Availability or the Proxy Materials, as the case may be, unless their broker, bank, trustee or nominee has received contrary instructions from any beneficial owner at that address. This practice, known as "householding," is designed to reduce printing and mailing costs. If any beneficial stockholder(s) sharing a single address wish to discontinue householding and receive a separate copy of the Notice of Internet Availability or the Proxy Materials, as the case may be, they may contact Broadridge, either by calling (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

A majority of brokerage firms have instituted householding. If your family has multiple holdings in The National Security Group, Inc. that are held in street name with a broker, you may have received householding notification directly from your broker. If so, please contact your broker directly if you have any questions, if you require additional copies of the proxy statement or annual report, if you are currently receiving multiple copies of the proxy statement and annual report and wish to receive only a single copy, or if you wish to revoke your decision to household and thereby receive multiple statements and reports.

Incorporation by Reference
To the extent that this proxy statement is incorporated by reference into any other filing by The National Security Group, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement titled "Report of Compensation Committee," and "Audit Committee Report" (to the extent permitted by the rules of the SEC), as well as the exhibits to this proxy statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

Date: April 5, 2013

THE NATIONAL SECURITY GROUP, INC.
W L. Brunson, Jr.
President

Appendix A
Audit Committee of the Board of Directors Charter

Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors of the Company to assist the Board of Directors in fulfilling its oversight responsibilities for the Company's accounting and financial reporting processes and audits of the financial statements of the Company, by monitoring (1) the integrity of the Company's financial statements, (2) the independence and qualifications of its External Auditor, (3) the Company's system of internal controls, (4) the performance of the Company's risk management process and External Auditor, (5) the Company's compliance with laws, regulations and the codes of conduct. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company's annual meeting proxy statement and (6) monitor and oversee the Company's compliance and reporting under the Public Company Accounting Oversight Board (PCAOB) guidelines.

Composition

The Committee will consist of at least three Members of the Board of Directors. The Chairman of the Board of Directors will appoint Committee Members and the Committee Chair. Committee Members may be replaced by the Board of Directors.

Each Committee Member shall meet the independence and experience requirements of the NASDAQ, Section 10A(m)(3) of the Exchange Act, Rule 10A-3 thereunder and the other rules and regulations of the Commission. At least one Member shall satisfy the definition of, and be designated as, an “Audit Committee Financial Expert”, as defined by the Commission; provided, however, that if no Member of the Committee satisfies such definition, the Committee shall direct the Company to include appropriate disclosures in Commission filings as required by the Commission rules and regulations then in effect. The Committee also shall direct the Company to include appropriate disclosures in Commission filings with regard to service by Audit Committee Members on the audit committees of other public companies as required by Commission rules and regulations then in effect. No Director shall serve as a Member of the Committee if such Member serves on the audit committee of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Committee.

Committee Members shall be barred from accepting any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof other than in the Member's capacity as a Member of the Board of Directors and any Board Committee. A Committee Member shall not be an “affiliated person” of the Company or any subsidiary apart from his or her capacity as a Member of the Board and any Board Committee.

Meetings

The Committee will meet as often as it determines is appropriate, but not less frequently than quarterly. All Committee Members are expected to attend each meeting, in person or via tele- or videoconference. The Committee periodically will hold private meetings with Management and the External Auditor. The Committee may invite any officer or employee of the Company, the External Auditor, the Company's Outside Counsel, the Committee's Counsel or others to attend meetings and provide pertinent information. Meeting agendas will be prepared by the Chairman of the Audit Committee and provided in advance to Members, along with appropriate briefing materials. Minutes will be kept by a Member of the Committee or a person designated by the Committee.

Authority and Responsibility

The Committee has authority to conduct or authorize examinations into any matters within its scope of responsibility. It has sole authority and responsibility to (1) appoint, compensate, retain, and directly oversee the work of the Company's

Appendix A-1

External Auditor (subject to shareholder ratification if applicable), (2) resolve any disagreements between Management and the Auditors regarding financial reporting, and (3) pre-approve all audit services and permitted non-audit services provided to the Company by its External Auditor. It also has authority to:

•	Retain outside advisors, including counsel, as it determines necessary or advisable to carry out its duties.

•	Seek any information it requires from Company employees-all of whom are directed to cooperate with the Committee's requests-or external parties.

•	Meet with Company Officers, External Auditors, or Outside Counsel, as necessary.

•
Form and delegate to subcommittees consisting of one or more Members when appropriate, including the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

•	Establish detailed pre-approval policies for permitted non-audit services.

The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and to any advisors employed by the Committee.

The Committee, to the extent it deems necessary or appropriate, will carry out the following specific responsibilities:

Financial Statements

•
Review and discuss with Management and the External Auditor significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements.

•
Review with Management and the External Auditor the results of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with Management.

•
Review and discuss with Management and the External Auditor the annual financial statements along with any off-balance sheet structures, including disclosures made in Management's Discussion and Analysis, and recommend to the Board of Directors whether they should be included in the Company's Form 10-K.

•
Review and discuss with Management and the External Auditor interim financial statements, including the results of the External Auditor's review of the quarterly financial statements, before filing the Company's Form 10-Q with the Commission or other applicable regulatory filings with regulators.

•
Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving Management or other employees who have a significant role in the Company's internal controls.

•
At least annually prior to the filing of the audit report with the Commission (and more frequently if appropriate), review and discuss reports from the External Auditor on (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the External Auditor and (3) other material written communications between the External Auditor and Management, such as any Management letter or schedules of unadjusted differences.

•
Review with Management and the External Auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 114 and any related PCAOB guidance relating to conduct of the audit.

•	Discuss with Management the Company's earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to

Appendix A-2

analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	Understand how Management prepares interim financial information, and the nature and extent of the External Auditor's involvement.

Internal Controls and Risk Management

•	Consider the effectiveness of the Company's internal control systems, including information technology security and control.

•
Meet with Management to review the Company's major risk exposures and the steps Management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

•
Understand the scope of the External Auditor's reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with Management's responses.

External Audit

•	Have the External Auditor report directly to the Committee.

•
Meet with the External Auditor to discuss the External Auditor's proposed audit planning, scope, staffing and approach, including coordination of its efforts with Management. Discuss the coordination of audit efforts to assure completeness of coverage, avoidance of redundant efforts and effective use of audit resources.

•
Obtain and review a report from the External Auditor regarding its quality control procedures, and material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more of the independent audits carried out by the firm, and any steps taken to deal with any such issues and all relationships between the External Auditor and the Company.

•
Evaluate, and present to the Board of Directors its conclusions regarding, the qualifications, performance and independence of the External Auditor, including considering whether the Auditor's quality controls are adequate and permitted non-audit services are compatible with maintaining the Auditor's independence, and taking into account the opinions of Management.

•
Ensure the rotation of the audit partners as may be required by law and consider whether in order to assure continuing Auditor independence, it is appropriate to adopt a policy of rotating the external audit firm on a regular basis.

•	On a regular basis, meet separately with the External Auditor to discuss any matters that the Committee or External Auditor believes should be discussed privately.

Compliance

•	Review the effectiveness of the system for monitoring compliance with laws and regulations.

•	Obtain from the External Auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

•
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•
Review and discuss with Management and the External Auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or Auditor observations that raise significant issues regarding the Company's financial statements or accounting policies.

•
Obtain regular updates from Management regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company's compliance policies, including disclosures of insider and affiliated party transactions.

Reporting Responsibilities

Appendix A-3

•	Prepare the report required by the rules of the Commission to be included in the Company's annual proxy statement.

•	Regularly report to the Board of Directors about Committee activities, issues and related recommendations.

•	Provide an open avenue of communication between Management, the External Auditor, and the Board of Directors.

•	Review any other reports the Company issues that relate to Committee responsibilities.

Other Responsibilities

•	Perform other activities related to this charter as requested by the Board of Directors.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the Committee charter, annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as maybe required by law or regulation.

•	Annually review the Committee's own performance.

Appendix A-4

THE NATIONAL SECURITY GROUP, INC.
661 EAST DAVIS STREET
ELBA, AL 36323

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Frank B. O'Neil 02 Donald Pittman 03 L. Brunson White

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: In their discretion on such other business as may properly be brought before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000167954_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K Wrap, Notice & Proxy Statement is/are available at www.proxyvote.com .

THE NATIONAL SECURITY GROUP, INC.
Annual Meeting of Stockholders
May 17, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints W.L. Brunson and Laura Williams Jordan, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of THE NATIONAL SECURITY GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 661 East Davis Street, Elba, Alabama, 10:00 AM, CDT on May 17, 2013, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000167954_2 R1.0.0.51160